UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2024

PowerUp Acquisition Corp.

(Exact Name of Registrant as Specified in Its Charter)

Cayman Islands	001-41293	N/A
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

188 Grand Street Unit #195

New York, NY 10013

(Address of Principal Executive Offices)

(347) 313-8109

(Registrant’s Telephone Number)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001 per share, and one-half of one Redeemable Warrant	PWUPU	The Nasdaq Stock Market LLC
Class A Ordinary Shares, par value $0.0001 per share, included as part of the Units	PWUP	The Nasdaq Stock Market LLC
Redeemable Warrants each exercisable for one Class A Ordinary Share for $11.50 per share, included as part of the units	PWUPW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.

As previously disclosed, PowerUp Acquisition Corp. (“PowerUp” or the “Company”) entered into an Agreement and Plan of Merger by and among PowerUp, PowerUp Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of PowerUp (“Merger Sub”), SRIRAMA Associates, LLC, a Delaware limited liability company and PowerUp’s sponsor, Ryan Bleeks, in the capacity as the seller representative, and Visiox Pharmaceuticals, Inc., a Delaware corporation (“Visiox”) (the “Merger Agreement”), pursuant to which, among other things, Merger Sub would merge with and into Visiox, with Visiox continuing as the surviving entity in the merger and, after giving effect to such merger, Visiox would be a wholly-owned subsidiary of the Company (together with the other transactions contemplated by the Merger Agreement, the “Transaction”).

On June 6, 2024, the parties entered into an Amendment No. 1 to Agreement and Plan of Merger (the “Amendment”). The Amendment extends the Outside Date from May 31, 2024 to June 30, 2024, increases PowerUp’s Indebtedness cap from $1 million to $2 million, eliminates the requirement that PowerUp have net tangible assets of at least $5,000,001 at the time of the Closing, and reduces the Minimum Cash Condition from $5 million to $1.00. Additionally, the Amendment adds three new covenants, which require Visiox to (i) use its best commercial efforts to complete all labeling and compliance requirements necessary to distribute its current product inventory to the extent reasonably acceptable to Visiox no later than June 30, 2024, (ii) raise capital in an amount no less than $500,000 on terms reasonably acceptable to PowerUp on or before June 30, 2024, and (iii) from May 30, 2024 until immediately following the Closing, not make any expenditures in excess of $1,000 without the express approval of PowerUp, with the exception of ordinary payroll processing.

All terms used in this Item 1.01 and not defined herein shall have the meanings set forth in the Merger Agreement. The foregoing summary of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 2.1 and incorporated by reference herein.

Forward-Looking Statements

This Current Report on Form 8-K contains certain statements that are not historical facts and are forward-looking statements within the meaning of the federal securities laws with respect to the proposed Transaction between PowerUp and Visiox, including without limitation statements regarding the anticipated benefits of the proposed Transaction, the anticipated timing of the proposed Transaction, the implied enterprise value, future financial condition and performance of Visiox and the combined company after the closing and expected financial impacts of the proposed Transaction, the satisfaction of closing conditions to the proposed Transaction, the level of redemptions of PowerUp’s public shareholders and the products and markets and expected future performance and market opportunities of Visiox. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “think,” “strategy,” “future,” “opportunity,” “potential,” “plan,” “seeks,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties, including those described in the “Risk Factors” sections of (i) PowerUp’s most recent Annual Report on Form 10-K filed with the SEC, (ii) PowerUp’s Registration Statement on Form S-4 (File No. 333-276727) and the amendments thereto, and (iii) other documents to be filed by PowerUp from time to time with the SEC. These filings identify and address important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and while Visiox and PowerUp may elect to update these forward-looking statements at some point in the future, they assume no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law. Neither of Visiox or PowerUp gives any assurance that Visiox or PowerUp, or the combined company, will achieve expectations. These forward-looking statements should not be relied upon as representing PowerUp’s or Visiox’s assessments as of any date subsequent to the date of this Current Report. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Additional Information and Where to Find It

In connection with the Merger Agreement and the proposed Transaction, PowerUp has filed relevant materials with the SEC, including a Registration Statement on Form S-4 (File No. 333-276727), which includes a proxy statement/prospectus of PowerUp, and will file other documents regarding the proposed Transaction with the SEC. This communication is not intended to be, and is not, a substitute for the proxy statement or any other document that PowerUp has filed or may file with the SEC in connection with the proposed Transaction. Shareholders and other interested persons are advised to read, when available, the registration statement and the amendments thereto, and documents incorporated by reference therein filed in connection with the proposed Transaction, as these materials will contain important information about PowerUp, Visiox, the Merger Agreement, and the proposed Transaction. When available, the definitive proxy statement and other relevant materials for the proposed Transaction will be mailed to shareholders of PowerUp as of a record date to be established for voting on the proposed Transaction. Before making any voting or investment decision, investors and shareholders of PowerUp are urged to carefully read the entire definitive proxy statement, when available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the proposed Transaction. PowerUp’s investors and shareholders will also be able to obtain copies of the proxy statement/prospectus and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: PowerUp Acquisition Corp., 188 Grand Street Unit #195, New York, NY 10013, Attention: Mr. Suren Ajjarapu.

Participants in the Solicitation

PowerUp, Visiox, and their respective directors, executive officers, other members of management and employees may be deemed participants in the solicitation of proxies from PowerUp’s shareholders with respect to the proposed Transaction. Investors and security holders may obtain more detailed information regarding the names and interests in the proposed transaction of PowerUp’s directors and officers in PowerUp’s filings with the SEC, including, when filed with the SEC, the registration statement and the amendments thereto, and other documents filed with the SEC. Such information with respect to Visiox’s directors and executive officers is included in the registration statement.

No Offer or Solicitation

This Current Report on Form 8-K is not a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Transaction and will not constitute an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
2.1	Amendment No. 1 to Agreement and Plan of Merger, entered into June 6, 2024, by and among PowerUp Acquisition Corp., PowerUp Merger Sub Inc., SRIRAMA Associates, LLC, Ryan Bleeks, and Visiox Pharmaceuticals, Inc.

104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWERUP ACQUISITION CORP.

	By:	/s/ Surendra Ajjarapu
Surendra Ajjarapu
Chief Executive Officer

Date: June 7, 2024